UNITED STATES SECURITIES AND
EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) July 29, 2013

VICTORY ELECTRONIC CIGARETTES CORPORATION
(Exact name of registrant as specified in its charter)

Nevada	000-52745	98-0534859
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

11335 Apple Drive, Nunica, Michigan 49448
(Address of principal executive offices and Zip Code)

Registrant’s telephone number, including area code:  616-384-3272

1880 Airport Drive, Ball Ground, Georgia 30107
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On July 29, 2013, we entered into a loan repayment agreement with David Martin, pursuant to which we repaid $250,000 owed to David Martin, which was due on January 31, 2014, in exchange for David Martin agreeing to cancel 1,600,000 shares of our common stock. On August 26, 2013, we returned 1,600,000 shares of our common stock owned by Mr. Martin to our treasury.

Item 7.01 Regulation FD Disclosure.

On August 26, 2013 the address of our corporate office changed to 11335 Apple Drive, Nunica, MI 49448 and our telephone number changed to 616-384-3272 for administration and 616-384-3021 for customer service.

Item 9.01 Statements and Exhibits

10.1           Loan Repayment Agreement with David Martin dated July 29, 2013

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VICTORY ELECTRONIC CIGARETTES CORPORATION

Dated: August 30, 2013	By:	/s/ Bob Hartford
Bob Hartford
Chief Financial Officer

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